UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 19, 2014

ENTEGRIS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road

Billerica, MA 01821

(Address of Principal Executive Offices, including Zip Code)

(978) 436-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 19, 2014, Entegris made available to potential investors certain information regarding its business and operations, including with respect to its proposed acquisition of ATMI, Inc. Certain portions of that information are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

In accordance with General Instructions B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that concern our strategy, plans or intentions. All statements we make relating to the closing of the merger and related transactions described in this current report or to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results.

Important factors that could cause actual results to differ materially from our expectations (“cautionary statements”) are more fully disclosed below under the section headed “Risk Factors” in our Annual Report on Form 10-K, Quarterly Reports on 10-Q and any subsequent filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. We assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors.

Item 8.01.	Other Events.

On March 19, 2014, the Company will issue a press release announcing that it intends to raise $360 million in gross proceeds through an offering of senior unsecured notes due 2022. The net proceeds from the notes offering will be used to fund a portion of the purchase price for the Company’s previously announced proposed acquisition of ATMI, Inc.

The press release related to the above described matters is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Certain information presented to potential investors, March 19, 2014.

99.2	Press release, March 19, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEGRIS, INC.

By:	/s/ Peter W. Walcott
Name:	Peter W. Walcott
Title:	Senior Vice President and General Counsel

Date: March 19, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain information presented to potential investors, March 19, 2014.

99.2	Press release, March 19, 2014.